SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12



      (Name of Registrant as Specified In Its Charter) Fidelity Puritan Trust


            (Name of Person(s) Filing Proxy Statement) Arthur S. Loring

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[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



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[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



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      (4)   Date Filed:

FIDELITY PURITAN FUND
FIDELITY BALANCED FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY LOW-PRICED STOCK FUND
FUNDS OF
FIDELITY PURITAN TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund (the funds) will be held at the office of Fidelity Puritan Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 15, 1994, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1. To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
7. To approve a modified management contract for each fund.
8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Balanced Fund.
9. To approve a new Sub-Advisory Agreement with FMR Far East for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund.
10. To approve a new Sub-Advisory Agreement with FMR U.K. for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund.
11. To eliminate or amend certain fundamental investment policies of Fidelity Balanced Fund.
12. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning diversification.
13. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning the issuance of senior securities.
14. To eliminate Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning short sales of securities.
15. To eliminate Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning margin purchases.
16. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning borrowing.
17. To amend Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning the concentration of its investments within a single industry.
18. To amend Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning the purchase and sale of physical commodities.
19. To adopt a fundamental investment limitation concerning the purchase and sale of physical commodities for Fidelity Balanced Fund.
20. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning real estate.
21. To amend Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning lending.
22. To eliminate Fidelity Balanced Fund's fundamental investment limitation concerning investment in other investment companies.
 The Board of Trustees has fixed the close of business on May 18, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 18, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the funds involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee

 2)     ABC Trust                       Ann B. Collins, Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins, Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY PURITAN FUND
FIDELITY BALANCED FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY LOW-PRICED STOCK FUND
TO BE HELD ON JULY 15, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Puritan Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund, and at any adjournments thereof (the Meeting), to be held July 15, 1994 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 18, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the fund's annual report for the fiscal period ended July 31, 1993 has been mailed or delivered to respective shareholders of each fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of March 31, 1994 are indicated in the following table:
 FIDELITY BALANCED FUND
 FIDELITY GLOBAL BALANCED FUND
 FIDELITY LOW-PRICED STOCK FUND
 FIDELITY PURITAN FUND
 To the knowledge of the trust no shareholder owned of record or beneficially more than 5% of the outstanding shares of the trust on that date. Shareholders of record at the close of business on May 18, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSALS 3 THROUGH 22 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF EACH RESPECTIVE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940
ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE TRUST OR A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Puritan Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mrs. Davis and Mr. Mann, all nominees named on the following pages are currently Trustees of Fidelity Puritan Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in November 1991, May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

                                                               Year of
Nominee                                                        Election or
 (Age)                 Principal Occupation **                 Appointmen
                                                               t

*J. Gary Burkhead      Senior Vice President, is President     1986
82 Devonshire Street   of FMR; and President and a
Boston, MA             Director of FMR Texas Inc. (1989),
 (53)                  Fidelity Management &
                       Research (U.K.) Inc., and Fidelity
                       Management & Research (Far
                       East) Inc.

Ralph F. Cox           President of Greenhill Petroleum        1991
200 Rivercrest Drive   Corporation (petroleum exploration
Forth Worth, TX        and production, 1990).  Prior to his
 (62)                  retirement in March 1990, Mr. Cox
                       was President and Chief Operating
                       Officer of Union Pacific Resources
                       Company (exploration and
                       production).  He is a Director of
                       Bonneville Pacific Corporation
                       (independent power, 1989) and
                       CH2M Hill Companies
                       (engineering).  In addition, he
                       served on the Board of Directors of
                       the Norton Company (manufacturer
                       of industrial devices, 1983-1990)
                       and continues to serve on the Board
                       of Directors of the Texas State
                       Chamber of Commerce, and is a
                       member of advisory boards of
                       Texas A&M University and
                       the University of Texas at Austin.



                                                                   Year of
Nominee                                                            Election or
 (Age)                  Principal Occupation **                    Appointment

Phyllis Burke Davis     Prior to her retirement in September
P.O. Box 264            1991, Mrs. Davis was the Senior
Bridgehampton, NY       Vice President of Corporate Affairs
 (62)                   of Avon Products, Inc.  She is
                        currently a Director of BellSouth
                        Corporation (telecommunications),
                        Eaton Corporation (manufacturing,
                        1991), and the TJX Companies, Inc.
                        (retail stores, 1990), and previously
                        served as a Director of Hallmark
                        Cards, Inc. (1985-1991) and Nabisco
                        Brands, Inc.  In addition, she serves
                        as a Director of the New York City
                        Chapter of the National Multiple
                        Sclerosis Society, and is a member
                        of the Advisory Council of the
                        International Executive Service
                        Corps and the President's Advisory
                        Council of The University of
                        Vermont School of Business
                        Administration.

Richard J. Flynn        Financial consultant.  Prior to            1982
77 Fiske Hill           September 1986, Mr. Flynn was Vice
Sturbridge, MA          Chairman and a Director of the
 (70)                   Norton Company (manufacturer of
                        industrial devices).  He is currently a
                        Director of Mechanics Bank and a
                        Trustee of College of the Holy Cross
                        and Old Sturbridge Village, Inc.

*Edward C. Johnson 3d   President, is Chairman, Chief              1968
82 Devonshire Street    Executive Officer and a Director of
Boston, MA              FMR Corp.; a Director and
 (64)                   Chairman of the Board and of the
                        Executive Committee of FMR;
                        Chairman and a Director of FMR
                        Texas Inc. (1989), Fidelity
                        Management & Research
                        (U.K.) Inc., and Fidelity
                        Management & Research (Far
                        East) Inc.


                                                              Year of
Nominee                                                       Election or
 (Age)               Principal Occupation **                  Appointment

E. Bradley Jones     Prior to his retirement in 1984, Mr.     1990
3881-2 Lander Road   Jones was Chairman and Chief
Chagrin Falls, OH    Executive Officer of LTV Steel
 (66)                Company.  Prior to May 1990, he
                     was a Director of National City
                     Corporation (a bank holding
                     company) and National City Bank of
                     Cleveland.  He is a Director of TRW
                     Inc. (original equipment and
                     replacement products),
                     Cleveland-Cliffs Inc (mining),
                     NACCO Industries, Inc. (mining and
                     marketing), Consolidated Rail
                     Corporation, Birmingham Steel
                     Corporation, Hyster-Yale Materials
                     Handling, Inc. (1989) and RPM Inc.
                     (manufacturer of chemical products,
                     1990).  In addition, he serves as a
                     Trustee of First Union Real Estate
                     Investments, Chairman of the Board
                     of Trustees and a member of the
                     Executive Committee of the
                     Cleveland Clinic Foundation, a
                     Trustee and a member of the
                     Executive Committee of University
                     School (Cleveland), and a Trustee of
                     Cleveland Clinic Florida.

Donald J. Kirk       Professor at Columbia University         1987
680 Steamboat Road   Graduate School of Business and a
Apartment #1-North   financial consultant.  Prior to 1987,
Greenwich, CT        he was Chairman of the Financial
 (61)                Accounting Standards Board.  Mr.
                     Kirk is a Director of General Re
                     Corporation (reinsurance) and
                     Valuation Research Corp. (appraisals
                     and valuations, 1993). In addition,
                     he serves as Vice Chairman of the
                     Board of Directors of the National
                     Arts Stabilization Fund and Vice
                     Chairman of the Board of Trustees
                     of the Greenwich Hospital
                     Association.


                                                                   Year of
Nominee                                                            Election or
 (Age)                   Principal Occupation **                   Appointment

*Peter S. Lynch          Vice Chairman of FMR (1992).              1990
82 Devonshire Street     Prior to his retirement on May 31,
Boston, MA               1990, he was a Director of FMR
 (51)                    (1989) and Executive Vice President
                         of FMR (a position he held until
                         March 31, 1991); Vice President of
                         Fidelity Magellan Fund and FMR
                         Growth Group Leader; and a
                         Managing Director of FMR Corp.
                         Mr. Lynch was also Vice President
                         of Fidelity Investments Corporate
                         Services (1991-1992). He is a
                         Director of W.R. Grace & Co.
                         (chemicals, 1989) and Morrison
                         Knudsen Corporation (engineering
                         and construction).  In addition, he
                         serves as a Trustee of Boston
                         College, Massachusetts Eye &
                         Ear Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer of
                         the Museum of Fine Arts of Boston
                         (1990).

Gerald C. McDonough      Chairman of G.M. Management               1989
135 Aspenwood Drive      Group (strategic advisory services).
Cleveland, OH            Prior to his retirement in July 1988,
 (65)                    he was Chairman and Chief
                         Executive Officer of Leaseway
                         Transportation Corp. (physical
                         distribution services).  Mr.
                         McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications and
                         electronic products), Brush-Wellman
                         Inc. (metal refining), York
                         International Corp. (air conditioning
                         and refrigeration, 1989),
                         Commercial Intertech Corp. (water
                         treatment equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate investment
                         trust, 1993).

Edward H. Malone         Prior to his retirement in 1985, Mr.      1989
5601 Turtle Bay Drive    Malone was Chairman, General
#2104                    Electric Investment Corporation and
Naples, FL               a Vice President of General Electric
 (69)                    Company.  He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer).  He
                         is also a Trustee of Rensselaer
                         Polytechnic Institute and of
                         Corporate Property Investors and a
                         member of the Advisory Boards of
                         Butler Capital Corporation Funds
                         and Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board, President,
55 Railroad Avenue       and Chief Executive Officer of
Greenwich, CT            Lexmark International, Inc. (office
 (61)                    machines, 1991). Prior to 1991, he
                         held positions of Vice President of
                         International Business Machines
                         Corporation ("IBM") and President
                         and General Manager of various
                         IBM divisions and subsidiaries. Mr.
                         Mann is a Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services, 1991),
                         a Trammell Crow Co. In addition, he
                         serves as the Campaign Vice
                         Chairman of the Tri-State United
                         Way (1993) and is a member of the
                         University of Alabama President's
                         Cabinet (1990).

Thomas R. Williams       President of The Wales Group, Inc.        1989
21st Floor               (management and financial advisory
191 Peachtree Street,    services).  Prior to retiring in 1987,
N.E.                     Mr. Williams served as Chairman of
Atlanta, GA              the Board of First Wachovia
 (65)                    Corporation (bank holding
                         company), and Chairman and Chief
                         Executive Officer of The First
                         National Bank of Atlanta and First
                         Atlanta Corporation (bank holding
                         company).  He is currently a
                         Director of BellSouth Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products), Fisher
                         Business Systems, Inc. (computer
                         software), Georgia Power Company
                         (electric utility), Gerber Alley
                         & Associates, Inc. (computer
                         software), National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth, Inc. (restaurants, 1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of March 31, 1994, the nominees and officers of the trust owned, in the aggregate, less than _% of any of the fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended July 31, 1994. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $______ from the trust in their capacities as Trustees of the funds for the fiscal period ended July 31, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page __), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended July 31, 1994, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended July 31, 1994, the committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund are funds of Fidelity Puritan Trust, an open-end management investment company organized as a Massachusetts business trust. Each fund votes separately on matters concerning only that fund and votes on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Puritan Trust, voting rights may have become disproportionate since the net asset value per share
(NAV) of the separate funds diverge over time. Recently, the Securities and Exchange Commission (SEC) issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendments will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The following table shows each fund's net asset value.
FUND                             NET ASSET VALUE    $1,000 INVESTMENT
                                 AS OF              IN TERMS OF SHARES
                                 MARCH 31, 1994     ON MARCH 31, 1994

Fidelity Puritan Fund             $

Fidelity Balanced Fund            $

Fidelity Global Balanced Fund     $

Fidelity Low-Priced Stock Fund    $

 For example, Fidelity Balanced Fund shareholders would have approximately __% greater voting power than Fidelity Puritan Fund because at current NAVs, a $1,000 investment in Fidelity Balanced Fund would equal _____ shares, whereas a $1,000 investment in Fidelity Puritan Fund would equal _____ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders in other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and which is the result in a typical corporation where each voting share has an equal market price.
 Under the current Declaration of Trust and under the amended Declaration of Trust, when voting on matters that only affect their fund, shareholders would have the same relative voting rights as other shareholders in the fund, since the NAV of all shares in a single fund are the same. On trust-wide votes in the future, shareholders who own shares with a lower NAV than that of other funds in a trust would be giving other shareholders in the trust more voting "power" than they currently have.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved Article VIII, Section 1 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share of such Series), on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. If the proposal is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the Investment Company Act of 1940 (the 1940 Act). Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed]. "ARTICLE IV
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act."
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the portfolios of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for a fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page __ seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offers checkwriting for individuals. This structure allows several funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one pool instead of managing them separately. The funds combine their investments by investing all of their assets in one pooled fund which would be organized as an open-end management investment company (mutual fund). (Each fund invested in a single pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually reviews methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6) and if they determine that a Pooled Fund Structure is in the best interest of a fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 (((t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.))"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. In order to implement a Pooled Fund Structure, both the Declaration of Trust and a fund's policies must permit the structure. Proposal 5, which proposes to amend the Declaration of Trust, if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure if permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interest of a fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on a fund acting as an underwriter and that no more than 25% of a fund's total assets be invested in any one industry.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.
 Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable laws or by the fund's policies. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted, each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE A MODIFIED MANAGEMENT CONTRACT FOR EACH FUND.
 The Board of Trustees has approved, and recommends that shareholders of each respective fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE PROPOSED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT.
 PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT. A copy of the proposed management contract, marked to indicate the proposed amendment, is supplied as Exhibit 1 on page __. Except for the amendment to the management fee and the addition of item 1(c) which discusses FMR's ability to use broker-dealers on behalf of the fund, as discussed in this proposal, it is substantially identical to the present management contract. (For a detailed discussion of each fund's present contract, refer to the section entitled "Present Management Contracts" on page __.) If approved by shareholders, the proposed contract will take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by the funds' Board of Trustees. If the proposed contract is not approved by each respective fund's shareholders, the present contract will continue in effect through July 31, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The group fee rate schedule in the current contract for Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund includes group fee rates for group net assets up to $138 billion. For Fidelity Global Balanced Fund and Fidelity Puritan Fund, the group fee rate schedule in the current contract includes group fee rates for group net assets up to $174 billion. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under management remain above these levels.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The proposed contract would not change the group fee calculation for group net assets of $102 billion or less for Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund or $174 billion or less for Fidelity Global Balanced Fund or Fidelity Puritan Fund. Above these levels of group net assets, the group fee rate declines under both contracts, but under the proposed contract, it declines faster.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The proposed contract would add four new fee breakpoints for group asset levels above $174 billion and three new breakpoint levels for group asset levels above $228 billion as illustrated in the table below (for an explanation of how these breakpoints are factored into the fee calculation, see "Present Management Contracts" on page __.)
GROUP FEE RATE SCHEDULE
Average Group
Assets           Present                Present                  Proposed
($ billions)        Contract(dagger)*       Contract(dagger)**   Contract



102 - 138   .3100%   .3100%   .3100%

138 - 174   .3050%   .3050%   .3050%

174 - 228   .3050%   .3000%   .3000%

228 - 282   .3050%   .3000%   .2950%

282 - 336   .3050%   .3000%   .2900%

Over 336    .3050%   .3000%   .2850%


The result at various levels of group net assets is illustrated by the table below.

        EFFECTIVE ANNUAL GROUP FEE RATES

Average Group

Assets          Present               Present                 Proposed

($ billions)      Contract(dagger)*      Contract(dagger)**   Contract

215             .%                    .%                      .3264%

250             .%                    .%                      .3223%

300             .%                    .%                      .3175%

350             .%                    .%                      .3133%

400             .%                    .%                      .3098%

 (dagger) Does not reflect voluntary adoption of extended group fee rate schedules.
 * For Fidelity Balanced Fund and Fidelity Low-Priced Stock Fund.
 ** For Fidelity Global Balanced Fund and Fidelity Puritan Fund.
 Average group net assets for March 31, 1994 were approximately $___
billion.
 The funds' annual individual fund fee rates are .20% of average net assets for Fidelity Balanced Fund and Fidelity Puritan Fund, .35% for Fidelity Low-Priced Stock Fund, and .45% for Fidelity Global Balanced Fund. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's management fee rate. One-twelfth (1/12) of this annual management fee rate is applied to a fund's average net assets for the current month, resulting in a dollar amount which is the fee for that month.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. On March 31, 1994 with average group net assets of $___ billion, Fidelity Balanced Fund's and Fidelity Low-Priced Stock Fund's management fee rate under the Amended Contract would have been .____%, compared to .____% under the Present Contract. Fidelity Puritan Fund's and Fidelity Global Balanced Fund's management fee rate under the Amended Contract would have been ____%, compared to ____% under the Present Contract. The following chart compares each fund's management fee and total expense ratio, including any applicable performance adjustment, under the terms of the Present Contract and the Amended Contract for the fiscal period ended July 31, 1993.
Present Contract*   Amended Contract

Management   Total Expense   Management   Total Expense

Fee          Ratio           Fee          Ratio

Fidelity Puritan        $   %   $   %
Fund

Fidelity Balanced       $   %   $   %
Fund

Fidelity Global         $   %   $   %
Balanced Fund(dagger)

Fidelity                $   %   $   %
Low-Priced Stock
Fund

* Does not reflect voluntary adoption of extended group fee rate schedules. (dagger) From February 1, 1993 (commencement of operations).
 TRANSACTIONS WITH BROKER-DEALERS. Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of the research and brokerage services.
 The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The funds have already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The proposed management contract expressly recognizes this authority.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. The Combined Committee, a standing Committee of the Board composed solely of non-interested Trustees, and the Board considered revisions to the group fee component of the management fee on various occasions during 1991 and 1993.
 FMR provided substantial information to the Committee to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the fund and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the funds, including the Independent Trustees, considering the best interests of shareholders of the funds, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the funds; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the funds; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing each fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Service Co. (FSC, each fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increase; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the funds; enhancements in the quality and scope of the shareholder services provided to the funds' shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the funds.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of each fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the funds and recommends that shareholders of each fund vote FOR the Amended Contract.
8. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY BALANCED FUND.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Balanced Fund approve, a Distribution and Service Plan (the plan) for the fund. The plan must be approved by a "majority," as defined in the Investment Company Act of 1940 (the 1940 Act) of the outstanding voting securities of the fund. A copy of the plan is attached to this Proxy Statement as Exhibit 2.
 THE PLAN. The plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act. The Rule provides that, in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution'' must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''
 The plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the plan.
 The plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation
(FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by the fund to FMR. The plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties that engage in the sale of fund shares, or to third parties, including banks, that render shareholder support services. The plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
 The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from being paid for shareholder servicing and record keeping under the Distribution and Service Plan. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law. The fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under its plan. No preference will be shown in the selection of investments for the instruments of such depository institutions.
 Although the plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 The plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the plan or any agreement related to the plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the plan. The plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. In addition, any amendment of the fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the plan also must be approved by a majority of the non-interested Trustees. The plan, and any agreements related to the plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. The plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under its Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the continuation of the plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.
 The Trustees noted that the fund's plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of the plan appropriate; the way in which the plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the plan; the merits of possible alternatives to the plan; the interrelationship between the plan and the activities of FMR in financing the distribution of the fund's shares; and the possible benefits of the plan to FMR and its affiliates relative to those expected to accrue to the fund.
 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the plan, additional sales of the fund's shares may result. The Trustees believe that this has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund and its shareholders.
 CONCLUSION. For the reasons stated above, the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR approval of the plan. If the plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the plan.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY BALANCED FUND, FIDELITY LOW-PRICED STOCK FUND, AND FIDELITY PURITAN FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of each fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreement, dated August 1, 1989 (Fidelity Balanced Fund and Fidelity Puritan Fund) and December 27, 1989 (Fidelity Low-Priced Stock Fund), was approved by each fund's shareholders on July 19, 1989 (Fidelity Balanced Fund and Fidelity Puritan Fund) and November 14, 1990 (Fidelity Low-Priced Stock Fund). A copy of the proposed agreement is attached to this proxy statement as
Exhibit 3.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under the current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the current agreement with FMR Far East, FMR, NOT EACH FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal years ended July 31, 1993, 1992, and 1991, FMR paid FMR Far East on behalf of each fund as follows:
                         Fees Paid by FMR to FMR Far East

Fund                     Fiscal 1993      Fiscal 1992      Fiscal 1991

Fidelity Balanced Fund   $327,327 $ 24,100          $ 5,000

Fidelity Low-Priced
Stock Fund                143,489   20,800          15,000

Fidelity Puritan Fund     464,659   95,300          83,000

 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority with respect to all or a portion of each fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY BALANCED FUND, FIDELITY LOW-PRICED STOCK FUND, AND FIDELITY PURITAN FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreement, dated August 1, 1989 (Fidelity Balanced Fund Fidelity Puritan Fund) and December 27, 1989 (Fidelity Low-Priced Stock Fund), was approved by each fund's shareholders on July 19, 1989 (Fidelity Balanced Fund and Fidelity Puritan
Fund) and November 14, 1990 (Fidelity Low-Priced Stock Fund). A copy of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K., FMR, NOT EACH FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal years ended July 31, 1993, 1992, and 1991, FMR paid FMR U.K. on behalf of each fund as follows:
                         Fees Paid by FMR to FMR U.K.

Fund                     Fiscal 1993      Fiscal 1992      Fiscal 1991

Fidelity Balanced Fund   $232,327 $25,600          $ 4,000

Fidelity Low-Priced
Stock Fund                106,388   21,300           14,000

Fidelity Puritan Fund     332,907   99,500           71,000

 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take effect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
11. TO ELIMINATE OR AMEND CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY BALANCED FUND.
 The Board of Trustees has approved a proposal that would replace certain of the fund's fundamental investment policies with non-fundamental investment policies and eliminate certain others. Adoption of the proposed modifications to the fund's investment policies is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. The main purpose of this proposal is to simplify the language describing the fund's policies as well as to ensure that the fund has the ability to adapt to future economic, market, or regulatory changes without an additional shareholder vote. Non-fundamental policies and limitations may be changed by the Board of Trustees without seeking a shareholder vote.
DISCUSSION OF PROPOSED MODIFICATIONS. The fund's current and proposed investment policies are listed in Exhibit 5. The fund's current fundamental policies provide that: 1) FMR, the fund's manager, will normally invest the fund's assets in a broad array of securities, diversified not only in terms of companies and industries, but also in terms of types of securities, including bonds and preferred stocks as well as common stocks; 2) the proportions invested in each type of security change from time to time in accordance with FMR's interpretation of economic conditions and underlying security values; 3) at least 25% of the fund's total assets will always be invested in fixed-income senior securities (including debt securities and preferred stocks); 4) the fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation, although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality; and 5) when, in FMR's opinion, market conditions warrant, the fund may make substantial temporary investments in high-quality debt securities, commercial paper, and obligations of banks and the U.S. government for defensive purposes. The proposal would eliminate these fundamental policies and replace them with the following non-fundamental policies:
"FMR, the fund's manager, will normally invest the fund's assets in all types of domestic and foreign instruments, including common stocks, preferred stocks, and bonds. The proportions invested in each type of security change from time to time in accordance with FMR's interpretation of economic conditions and underlying security values. However, at least 25% of the fund's total assets will always be invested in fixed-income senior securities (including debt securities and preferred stocks). The fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P), although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality. When FMR considers it appropriate for defensive purposes, it may temporarily invest substantially in money market instruments or investment grade debt securities."
 The primary purpose of the proposal is to replace the fund's fundamental investment policies with substantially similar non-fundamental policies in order to allow the fund to adapt more quickly to changing market and regulatory conditions without the expense of an additional shareholder meeting. The proposal does amend the first fundamental policy regarding the fund's investments in a broad array of securities. It eliminates the reference to diversification across all security types. The fund will continue to diversify across common and preferred stocks and bonds. The fund must invest at least 25% in fixed-income senior securities at all times. In addition, the proposal modifies the fund's temporary, defensive policy by including all investment-grade money market or debt instruments, not just the specific types listed in the current policy. Fundamental investment policies can be changed only with the approval of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. However, changes in non-fundamental investment policies are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders.
 None of the above referenced changes to the fund's current fundamental investment policies would significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
CONCLUSION. The Board of Trustees believes that the proposed modifications to the fund's fundamental investment policies are in the best interests of the fund and its shareholders, and unanimously recommends that shareholders vote FOR the proposal. If the proposal is not approved, the fund's fundamental investment policies will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 12 through 22 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because, FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
12. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Fidelity Balanced Fund's current fundamental investment limitation concerning diversification states:
"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets would be invested in the securities of such issuer, or it would hold more than 10% of the voting securities of such issuer, except that up to 25% of value of the fund's total assets may be invested without regard to these limitations."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation regarding diversification states:
"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result thereof, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or it would own more than 10% of the outstanding voting securities of such issuer."
 The Trustees recommend that shareholders vote to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing diversification:
"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The primary purpose of the proposal is to revise each fund's fundamental diversification limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) The standard more closely tracks the language of the limitation required under the Investment Company Act of 1940. If the proposal is approved, the amended fundamental diversification limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning diversification is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
13. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Fidelity Balanced Fund's current fundamental investment limitation regarding the issuance of senior securities states:
"The fund may not issue bonds or any other class of security preferred over shares of the fund in respect of the fund's assets."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation regarding the issuance of senior securities states that:
"The fund may not issue bonds or any other class of security preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Puritan Trust may establish additional series of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
"The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page_.) If the proposal is approved, the new fundamental senior securities cannot be changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period ) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
14. TO ELIMINATE FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Fidelity Balanced Fund's current fundamental investment limitation on selling securities short is as follows:
"The fund may not make short sales of securities (unless it owns, or by virtue of its ownership of other securities it has a right to obtain, securities equivalent in kind and amount to the securities sold), provided, however, that this limitation shall not limit the fund's ability to purchase or sell futures contracts."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation on selling securities short is as follows:
"The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental investment limitations with a non-fundamental investment limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the proposal is approved by shareholders of each respective fund, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
"The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 For Fidelity Balanced Fund, the proposed non-fundamental investment limitation would clarify, and for Fidelity Low-Priced Stock Fund would continue to clarify, that options transactions are not considered short sales. The proposed non-fundamental limitation would also continue to clarify for each fund that transactions in futures contracts are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Neither fund currently anticipates entering into any short sales. If the proposal is approved, however, either fund would be able to change that policy in the future, without a vote of shareholders, subject to the supervision of the Trustees and appropriate disclosure to existing and prospective investors.
 Although elimination of each fund's fundamental investment limitations on short selling is unlikely to affect either fund's investment techniques at this time, in the event of a change in state regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize each fund's investment limitation will facilitate FMR investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page _) are in the best interest of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding short sales of securities. If approved, the proposal will take effect immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
15. TO ELIMINATE FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Fidelity Balanced Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
"The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided however, that this limitation shall not limit the fund's ability to make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
"The fund may not purchase any securities on margin, except, that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation for each fund that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
"The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect either fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
16. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Fidelity Balanced Fund's current fundamental investment limitation concerning borrowing states:
"The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within 3 business days to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation concerning borrowing states:
"The fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed and taken at current value) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within 3 days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
"The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. However, the proposal would clarify two points. Under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Also, for Fidelity Balanced Fund, the proposed limitation redefines "three business days" as "three days (not including Sundays and holidays)."
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
17. TO AMEND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS WITHIN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
"The fund may not purchase any security if, as a result, more than 25% of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities)."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) The proposed amended limitation is not substantially different from the current policy and is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. If the proposal is approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
18. TO AMEND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE PURCHASE AND SALE OF PHYSICAL COMMODITIES.
 The fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing commodities.
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) If the proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire physical commodities as the result of ownership of securities or other instruments. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
19. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE PURCHASE AND SALE OF PHYSICAL COMMODITIES FOR FIDELITY BALANCED FUND.
  Currently, the fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, the fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities regulation, must adopt a stated policy.
 The following proposed fundamental investment limitation concerning the purchase or sale of commodities is the standard one for all funds managed by FMR and has been recommended by the Board of Trustees:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The proposed fundamental policy conforms to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page__.) The fund does not expect to purchase or sell commodities. However, the proposed limitation would permit the fund to invest in securities backed by commodities and to sell commodities acquired as a result of ownership of other investments. In addition, the proposed limitation does not prevent the fund from engaging in options and futures contracts.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt a fundamental investment limitation concerning commodities. The proposed limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund will continue its current practice of not purchasing or selling commodities, but will remain without a fundamental investment limitation regarding commodities.
20. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Fidelity Balanced Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 Fidelity Low-Priced Stock Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the securities or instruments in which each fund invests. The funds do not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that a fund may acquire a security or other instrument, of which the payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Second, the proposed limitation would clarify the fact that a fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to a fund's investment objective and policies and to other limitations regarding diversification and concentration. Also, the proposed limitation specifically permits Fidelity Balanced Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
21. TO AMEND FIDELITY BALANCED FUND'S AND FIDELITY LOW-PRICED STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Fidelity Balanced Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 Fidelity Low-Priced Stock Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not make loans if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and
(b) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace each fund's limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page _.) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which either fund is managed, the investment performance of a fund, or the instruments in which each fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for each fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
22. TO ELIMINATE FIDELITY BALANCED FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies (except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund)."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future. However, the Board of Trustees believes that the efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page _) and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of March 31, 1994, were in excess of $___ billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 6.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown beginning on page __
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Joel Tillinghast, Robert Haber, Richard Fentin, Gary L. French, and Arthur S. Loring, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On March 31, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms. Abigail Johnson owned approximately __%, _%, _%, __%, and __%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately __% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately _%, _% and _%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interest in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 44% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period August 1, 1992 through March 31, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. [TO BE UPDATED]
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal period ended July 31, 1993, the fees paid by FMR on behalf of the funds are shown in the table below.
                                 FEES PAID    FEES PAID
                                 TO           TO
                                 FMR U.K.     FMR FAR EAST

Fidelity Puritan Fund             $ 332,907    $ 464,659

Fidelity Balanced Fund            $ 232,327    $ 327,327

Fidelity Global Balanced Fund*      $5,581       $8,842

Fidelity Low-Priced Stock Fund    $ 106,388    $ 143,489

* From commencement of operations (February 1, 1993)
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages __and __ respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 6.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
ACTIVITIES AND MANAGEMENT OF FIJ, FIIA AND FIIAL U.K.
[TO BE UPDATED]
 FMR, on behalf of certain Fidelity funds, has entered into a sub-advisory agreements with Fidelity Investments Japan Limited (FIJ) and Fidelity International Investment Advisors (FIIA), both wholly owned subsidiaries of Fidelity International Limited (FIL). FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, Fidelity International Investment Advisory (U.K.) Limited (FIIAL U.K.).
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. FMR pays FIJ and FIIA 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIIA and FIJ have provided FMR with investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services. FMR pays FIJ and FIIA 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis. FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred with providing investment management services. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements, in the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit 6) on page ___.
 The Directors and Officers of FIJ are Yoshiharu Okazaki, Edward C. Johnson 3d, Glen R. Moreno, Yasuo Kuramoto, Yasukazu Akamatsu, Masaharu Izumi, Hiroshi Yamashita, Kozo Tango, Takashi Kato, Nobuhide Kamiyama, Arthur M. Jesson, Noboru Kasai, and Shinobu Kasaya.
 The Directors of FIIA are David J. Saul, President, Anthony Bolton, Martin
P. Cambridge, Charles T.M. Collis, Geoffrey J. Mansfield, and Toshiaki Wakabayashi.
 The Directors of FIIAL U.K. are Anthony Bolton, Martin P. Cambridge, and
C. Bruce Johnstone.
 The principal business address of the Directors of FIJ is Hibiya Park Building, 1-8-1 Yuraku - cho, Chiyoda - Ku, Tokyo, Japan; of the Directors of FIIA is Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda; and of the Directors of FIIAL U.K. is 27-28 Lovat Lane, London, England.
 FIIA is the investment sub-adviser for The Taiwan Fund, Inc., a closed-end investment management company with assets of $____million as of March 31, 1994. For its services, FIIA receives a basic fee at the annual rate of 0.75% of the fund's net assets up to $50 million, 0.65% of net assets up to $100 million and 0.50% of net assets in excess of $100 million. In addition, the basic fee payable to FIIA is subject to monthly performance adjustments (based on a rolling performance period of 36 months) which may increase or decrease the basic fee (by up to 0.5% per annum of the fund's net assets during the performance perIod) depending on the performance of the fund's investments compared to the performance of the Taiwan Stock Exchange Index.
FIJ is the investment sub-adviser for Fidelity Emerging Asia Fund, a closed-end investment management company with assets of $___ million as of March 31, 1994.
PRESENT MANAGEMENT CONTRACTS
 Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides the funds with all necessary office facilities and personnel for servicing the funds' investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or of FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the funds include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the funds' manager pursuant to management contracts dated January 1, 1993 (Fidelity Puritan Fund), September 29, 1989 (Fidelity Balanced
Fund), and December 1, 1990 (Fidelity Low-Priced Stock Fund), which were approved approved by shareholders on December 16, 1992, July 19, 1989, and November 14, 1990, respectively. FMR is Fidelity Global Balanced Fund's manager pursuant to a management contract dated January 14, 1993, which was approved by FMR, then sole shareholder of the fund, on January 26, 1993. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of a group fee rate and an individual fund fee rate (the "basic fee").
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left of the following table. On the right, the effective annual fee rate schedule, are the actual results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual group fee rate at $___ billion of group net assets - their approximate level for March 1994 - was .____%, which is the weighted average of the respective fee rates for each level of group net assets up to that level.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0          -     $ 3 billion   .520%           $0.5 billion   .5200%

3          -     6             .490     25                    .4238

6          -     9             .460     50                    .3823

9          -     12            .430     75                    .3626

12         -     15            .400     100                   .3512

15         -     18            .385     125                   .3430

18         -     21            .370     150                   .3371

21         -     24            .360     175                   .3325

24         -     30            .350     200                   .3284

30         -     36            .345     225                   .3253

36         -     42            .340     250                   .3223

42         -     48            .335     275                   .3198

48         -     66            .325     300                   .3175

66         -     84            .320     325                   .3153

84         -     120           .315     350                   .3133

102        -     138           .310

138        -     174           .305

174        -     228           .300

228        -     282           .295

282        -     336           .290

Over 336                       .285



* The rates shown for average group assets in excess of $174 billion were adopted by FMR on a voluntary basis on November 1, 1993 pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
 The individual fund fee rate is .20% for Fidelity Balanced Fund and Fidelity Puritan Fund, .35% for Fidelity Fidelity Low-Priced Stock Fund, and .45% for Fidelity Global Balanced Fund. Based on the average net assets of the funds advised by FMR for March 1994, the annual basic fee rate would be calculated as follows:
        Group Fee   +   Individual      =   Basic
       Rate             Fund Fee Rate       Fee Rate

Fidelity Puritan Fund          .%    .20%    .%

Fidelity Balanced Fund         .%    .20%    .%

Fidelity Low-Priced            .%    .35%    .%
 Stock Fund

Fidelity Global Balanced       .%    .45%    .%
 Fund

 One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 The schedule shown above (minus the breakpoints added November 1, 1993) was voluntarily adopted by FMR on January 1, 1992 until shareholders could meet to approve the amended management contract. Prior to January 1, 1992, each fund's group fee rate was based on a schedule with breakpoints ending at .310% for average group assets in excess of $102 billion.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR FIDELITY LOW-PRICED STOCK FUND. The basic fee for Fidelity Low-Priced Stock Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000 Index over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Fidelity Low-Priced Stock Fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Russell 2000 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Russell 2000 Index.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Russell 2000 Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000 Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 MANAGEMENT FEES. The table below lists the fees paid to FMR by each fund for its services as investment adviser, including any applicable performance adjustment, with the corresponding percentage of average net assets of each fund for the fiscal years ending July 31, 1993, 1992, and 1991. If FMR had not voluntarily adopted the group fee rate schedule, these fees would have been higher.
       Management Fees    Percentage of Average Net Assets


                    1993           1992          1991                1993    1992    1991

Fidelity Puritan    $29,846,00     $ 19,447,14   $ 17,602,50          .47%    .38%    .39%
 Fund               0              1             7

Fidelity Balanced   $ 11,430,000   $ 4,601,223   $ 1,777,967          .53%    .54%    .55%
 Fund

Fidelity Low-       $ 15,532,18     $4,045,718      $949,073          .76%    .74%    .69%
 Priced Stock       7
 Fund

Fidelity Global     $ 136,784      -             -                    .77%   -       -
 Balanced Fund*


* From commencement of operations (February 1, 1993)
 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
 SUB-ADVISERS. FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East on August 1, 1989 (Fidelity Balanced Fund and Fidelity Puritan
Fund), and December 27, 1989 (Fidelity Low-Priced Stock Fund), pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the funds. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of a fund that benefit from the services of the sub-advisers.
 On January 14, 1993, FMR entered into sub-advisory agreements on behalf of Fidelity Global Balanced Fund with FMR U.K., FMR Far East, Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors
(FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. from the sub-advisers and may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
 For providing investment advice and research services the sub-advisers are compensated as follows:
(bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(bullet) FMR pays FIIA 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIIA has provided FMR with investment advice.
(bullet) FMR pays FIJ 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIJ has provided FMR with investment advice.
(bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
For providing investment management and executing portfolio transactions, the sub-advisors are compensated as follows:
(bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-advisor on a discretionary basis.
(bullet) FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred with providing investment management services.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.
 The fees paid to FMR U.K. and FMR Far East under the sub-advisory agreements for fiscal 1993, 1992, and 1991, on behalf of each fund are shown in the following table.
      Fees Paid to FMR Far East.   Fees Paid to FMR U.K.


                    1993        1992       1991       1993        1992       1991

Fidelity Puritan    $ 464,659   $ 95,300   $ 83,000   $ 332,907   $ 99,500   $ 71,000
 Fund

Fidelity Balanced    327,327     24,100     5,000      232,327     25,600     4,000
 Fund

Fidelity Low-        143,489     20,800     15,000     106,388     21,300     14,000
 Priced Stock
 Fund

Fidelity Global      8,842      -          -           5,581      -          -
 Balanced Fund*


* From commencement of operations (February 1, 1993)
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in its management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family, own directly or indirectly more than 25% of the voting common stock of FIL.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except if certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute fund portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 Each fund's annual portfolio turnover rates for the fiscal years ended July 31, 1993 and 1992 are illustrated in the following table.
      Annual Portfolio Turnover Rates

                                 1993    1992

Fidelity Puritan Fund            76%     102%

Fidelity Balanced Fund           162%    242%

Fidelity Global Balanced Fund    172%*   n/a

Fidelity Low-Priced Stock Fund   47%     82%

* Annualized
 The tables below list the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research services; and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal period ended July 31, 1993 for each of the funds. The differences in the percentage of brokerage commissions paid to FBSI and FBSL and the percentage of transactions effected through FBSI and FBSL are a result of low commission rates charged by FBSI and FBSL in comparison to those charged by unaffiliated broker-dealers.
                           Total         % Paid to    Amount
                           Commissions   Firms        Paid to Firms
                                         Providing    Providing
                                         Research     Research







Fidelity Puritan Fund      $ 6,703,051    68%         $ 4,583,587

Fidelity Balanced Fund     $ 5,771,000    65.47%      $ 3,779,000

Fidelity Global Balanced   $ 177,000      84.38%      $ 150,000
 Fund*

Fidelity Low-Priced        $ 3,293,979    59.70%      $ 1,966,505
 Stock Fund


                           TO           TO        % TO      % TO      Transactions   Transact
                           FBSI         FBSL      FBSI      FBSL      Through        ions
                                                                      FBSI           Through
                                                                                     FBSL



Fidelity Puritan Fund      $1,533,000   -          23%      -          37%           -

Fidelity Balanced Fund     $1,455,000   -          25.22%   -          36.50%        -

Fidelity Global Balanced     $11,000    -          6.36%    -          6.19%         -
 Fund*

Fidelity Low-Priced         $702,779     $3,349    21.30%    1.00.%    25.50%         3.00.%
 Stock Fund


* From commencement of operations (February 1, 1993)
 From time to time the Trustees will review whether the recapture for the benefit of a fund of some portion of the brokerage commissions or similar fees paid by that fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 Fidelity Service Co. (FSC) is transfer, dividend disbursing, and shareholders' servicing agent for the funds. Under the trust's contract with FSC, each fund pays an annual fee of $26.03 per basic retail account with a balance of $5,000 or more, $15.31 per basic retail account with a balance of less than $5,000 and a supplemental activity charge of $2.25 for standing order transactions and $6.11 for other monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per-account fee of $95, and monetary transaction charges of $20 or $17.50 depending on the nature of services provided. With respect to certain broker-dealer master accounts, each fund pays FSC a per-account fee of $30, and a charge of $6 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under each fund's contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for the fiscal periods ended July 31, 1993, 1992, and 1991, are indicated in the table below.
                             1993           1992           1991

Fidelity Puritan Fund        $ 14,188,000   $ 11,690,66    $ 10,944,809
                                            3

Fidelity Balanced Fund        $ 6,136,000    $ 2,519,000      $ 987,000

Fidelity Global Balanced         $62,000*   -              -
Fund*

Fidelity Low-Priced Stock     $ 5,884,424    $ 1,700,140     $ 454,252
Fund

* From commencement of operations (February 1, 1993)
 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine each fund's net asset value per share and dividends, and maintain the fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to the fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are based on the fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC, with respect to each fund, for fiscal 1993, 1992, and 1991, are indicated in the following table.
                                 1993        1992        1991

Fidelity Puritan Fund            $ 800,000   $ 800,883   $ 402,607

Fidelity Balanced Fund           $ 713,000   $ 407,000   $ 162,000

Fidelity Global Balanced Fund*   $ 23,000    -           -

Fidelity Low-Priced Stock Fund   $ 665,653   $ 293,530   $ 79,420

* From commencement of operations (February 1, 1993)
 FSC also receives fees for administering the funds' securities lending program. Securities lending fees are based on the number and duration of individual securities loans. The following table shows the brokerage securities lending fees paid by each fund for fiscal periods ending July 31, 1993, 1992, and 1991.
                                 1993   1992   1991

Fidelity Puritan Fund            $      $      $

Fidelity Balanced Fund           $      $      $

Fidelity Global Balanced Fund    $      $      $

Fidelity Low-Priced Stock Fund   $      $      $

* From commencement of operations (February 1, 1993)
 Each fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statements and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. (TO BE UPDATED)
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 117
Management fees receivable    94,523
Managed funds (market value $78,836)    69,808
Property and equipment, net    112,898
Deferred income taxes    15,389
Other investments    3,209
Prepaid expenses and other assets    5,741
Prepaid income taxes    177
  Total Assets   $ 301,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 10,946
Accounts payable and accrued expenses    83,481
Payable to parent company    116,832
Other liabilities    2,571
  Total Liabilities    213,830
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    38,824
Retained earnings    49,200
  Total Stockholder's Equity    88,032
  Total Liabilities and Stockholder's Equity   $ 301,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
(TO BE UPDATED)
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)

NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consists of (in thousands):
Furniture   $ 1,853
Equipment (principally computer related)    276,647
Leasehold improvements    5,859
      284,359
Less: Accumulated depreciation and amortization    171,461
     $ 112,898
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

D. TRANSFER OF SUBSIDIARY
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of March 1, 1993, this subsidiary had net worth and total assets of approximately $53,000,000, and $70,000,000, respectively. (TO BE UPDATED)
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
________

ASSETS
Investments at lower of cost or market
 (market value $3,023,991)   $ 2,482,897
Equipment, net of accumulated depreciation of $693,466    713,873
Accounts receivable from parent    3,129,092
  Total Assets   $ 6,325,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,923,816
Income taxes payable    181,225
Other Liabilities    130
Total Liabilities    3,713,271
Stockholder's Equity:
Common stock, $1, par value;
 authorized 300,000 shares;
issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    2,611,591
 Total Stockholder's Equity    2,612,591
 Total Liabilities and Stockholder's Equity   $ 6,325,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The financial statements are presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement.
 REVENUE RECOGNITION
Fees earned from management and investment advisory services provided to mutual funds are recognized as earned and shared equally with the parent. Research joint venture fees are charged to the parent and an affiliate based on a cost plus fee arrangement. Intercompany transactions are settled during the normal course of business. Gains and losses from the sale of invested assets are computed on a specific identified cost basis. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate equal to LIBOR on the date of the agreement. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rate based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At September 30, 1993, the minimum net capital requirement of approximately $425,000 has been satisfied by the Company.
TO BE UPDATED
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
ASSETS
Cash    $ 19,146
Investments (market value $603,714)    555,702
Furniture and equipment, net of
accumulated depreciation of $10,582    764
Prepaid expenses and other assets    143,499
Receivable from parent company    30,491
  Total Assets   $ 749,602
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 50,700
Income taxes payable    109,967
  Total Liabilities    160,667
Stockholder's equity:
Common stock, $1, par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    587,935
  Total Stockholder's Equity    588,935
  Total Liabilities and Stockholder's Equity   $ 749,602
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO STATEMENT OF FINANCIAL CONDITION
(UNAUDITED)
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company provides investment research advice under a subadvisory agreement with its parent.
The Company is a registered investment advisor and receives fees from its parent for the services provided. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. The Company is assessed a charge by FMR Corp. at the higher of the U.S. statutory income tax rate or the applicable foreign statutory income tax rates based upon its pretax accounting income adjusted for permanent book/tax differences, if any.
(TO BE UPDATED)
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT JUNE 30, 1992
(EXPRESSED IN U.S. DOLLARS)
________

 Note $
 Reference (000's)

ASSETS
Cash and short-term deposits    1,383
Accounts receivable - Trade    596
Accounts receivable - Affiliated companies    4,954
Deposits, advances and other    18
 Total Assets    6,951

LIABILITIES
Accounts payable    15
Accrued liabilities    514
 Total Liabilities    529

SHAREHOLDERS' EQUITY
Capital stock  3  35
Contributed surplus  4  2,276
     2,311
Retained earnings    3,417
Foreign currency translation adjustment  5  694
 Total Shareholders' Equity    6,422
     6,951


The accompanying notes are an integral part of this consolidated statement of financial position.

FIDELITY INTERNATIONAL INVESTMENT ADVISORS
NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT JUNE 30, 1992
(EXPRESSED IN U.S. DOLLARS)
________
1. SIGNIFICANT ACCOUNTING POLICIES
The consolidated statement of financial position has been prepared in accordance with accounting principles generally accepted in the United States.
BASIS OF CONSOLIDATION
The consolidated statement of financial position includes the accounts of Fidelity International Investment Advisors ("the Company") and its wholly owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.
BASIS OF TRANSLATION
Subsidiary assets and liabilities denominated in foreign currencies are translated into U.S. dollars at year-end exchange rates. Revenue and expense items are translated at average rates of exchange prevailing during the year. Gains or losses arising from the translation of subsidiary financial statements are reflected separately under the caption "Foreign currency translation adjustment," a special component of equity.
INCOME TAXES
Certain subsidiaries are subject to income taxes in the countries in which they are domiciled. Taxes have been provided for those subsidiaries based on existing regulations at prevailing rates.
2. REORGANISATION
On July 1, 1991 the company became an unlimited liability company and changed its name from Fidelity International Investment Advisors Limited. A distribution of $26.8 million was paid to its parent company pursuant to this transaction resulting in a transfer of assets. The transaction also resulted in the redesignation of Class A Redeemable Shares to Class A Common Shares in the unlimited liability company.
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT JUNE 30, 1992
(EXPRESSED IN U.S. DOLLARS)
(CONTINUED)
________

3. CAPITAL STOCK
Capital Stock consists of the following:
    $
    (000's)
Authorized
 61,000 shares

Class A Common Shares - Voting
(par value $1 per share)
 Issued and fully paid
  23,011 shares  23
Class B Common Shares - Non-voting
(par value $1 per share)
 Issued and fully paid
  12,245 shares  12
    35

During the year 461 Class A and 245 Class B Common Shares were issued.
4. CONTRIBUTED SURPLUS
During the year contributed surplus was increased by $457,000, of which 57,000 relates to the issues referred to in Note 3 and $400,000 was additional cash contributions made by shareholders.
5. FOREIGN CURRENCY TRANSLATION ADJUSTMENT
The foreign currency translation adjustment account has increased by $459,000 for the year ended June 30, 1992.
6. RELATED PARTY TRANSACTIONS
Expenses amounting to $0.3 million were charged by Fidelity International Limited, the parent company, and fellow subsidiaries in respect of the rental of office space and related overhead.
INDEPENDENT AUDITOR'S REPORT TO THE SHAREHOLDERS OF
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
We have audited the accompanying consolidated statement of financial position of Fidelity International Investment Advisors (formerly Fidelity International Investment Advisors Limited) and subsidiaries as at June 30, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit of the financial statemen provides a reasonable basis for our opinion.
In our opinion, the consolidated statement of financial position referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity International Investment Advisors as at June 30, 1992, in conformity with accounting principles generally accepted in the United States of America.



    Chartered Accountants

Hamilton, Bermuda
August 13, 1992

(TO BE UPDATED)

FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL INVESTMENT ADVISORS)
STATEMENT OF FINANCIAL CONDITION
JUNE 30, 1992
   ________

ASSETS
Cash and cash equivalents   $ 116,607
Receivable form parent company, FIIA    1,535,117
Receivable from fellow group subsidiaries    1,177,192
  Total Assets   $ 2,828,916

LIABILITIES AND STOCKHOLDER'S EQUITY
Accounts payable and accrued expenses   $ 17,192
Stockholder's equity:
`A' ordinary shares, par value (British Pounds)0.25
 Authorized 160,000
 Issued 116,600
`B' ordinary shares, par value (British Pounds)0.25
 Authorized 40,000
 Issued 40,000
`C' ordinary shares, par value (British Pounds)0.25
 Authorized 40,000
 Issued 10,800
Total   59,000

Contributed surplus    1,672,000
Retained earnings    488,580
Foreign currency translation adjustment    592,144
  Total Liabilities and Stockholder's Equity   $ 2,828,916


The accompanying notes are an integral part
of this statement of financial condition.
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL INVESTMENT ADVISORS)
NOTES TO STATEMENT OF FINANCIAL CONDITION
   ________

The statement of financial position of Fidelity International Investment Advisors (UK) Limited has been extracted from the annual statement of accounts for the year ended June 30, 1992 and has been converted into U.S. dollars as specified in the notes to that statement set out below. The annual statement of accounts has been prepared in accordance with accounting standards approved in the United Kingdom and has been delivered to the Registrar of Companies in the United Kingdom. The auditors of the Company reported on the statement of accounts and the audit report issued was unqualified.
BUSINESS
Fidelity International Investment Advisor (UK) Limited (the Company) is a wholly-owned subsidiary of Fidelity International Investment Advisors (the Parent).
The ultimate holding company is Fidelity International Limited which is incorporated in Bermuda.
The Company provides investment advisory services to its parent and receives fees from its Parent for the services provided.
Intercompany transactions with the Parent are settled during the normal course of business and amounts owed to and due from the Parent at June 30, 1992 are shown as a net receivable from the Parent.
BASIS OF TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at year end exchange rates. Revenue and expense items are translated at average rates of exchange prevailing during the year. Gains or losses arising from the translation are reflected separately under the caption "Foreign Currency Translation adjustment," a special component of equity.
The foreign currency translation adjustment account decreased by $417,103 for the year ended June 30, 1992.
DEFERRED TAXATION
Provision is made for deferred taxation at the rate of UK Corporation Tax which will apply when the timing difference is expected to reverse, but not where, in the opinion of the directors, the potential tax liability is remote.
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY INTERNATIONAL INVESTMENT ADVISORS)
REPORT OF THE AUDITORS TO THE MEMBERS OF FIDELITY
INTERNATIONAL INVESTMENT ADVISORS (UK) LIMITED

 In our opinion the statement of financial position and the accompanying notes on pages __ and __ give a true and fair view of the state of the company's affairs at 30 June 1992.

Chartered Accountants and Registered Auditor


London, United Kingdom
27 August 1992

(TO BE UPDATED)
FIDELITY INVESTMENTS JAPAN LTD.
CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT JUNE 30, 1992
(EXPRESSED IN U.S. DOLLARS)
________

 Note $
 Reference (000's)

ASSETS
Cash and short-term deposits
Accounts receivable - Trade
Accounts receivable - Affiliated companies
Deposits, advances and other
 Total Assets

LIABILITIES
Accounts payable
Accrued liabilities
 Total Liabilities

SHAREHOLDERS' EQUITY
Capital stock
Contributed surplus

Retained earnings
Foreign currency translation adjustment
 Total Shareholders' Equity



The accompanying notes are an integral part of this consolidated statement of financial position.

FIDELITY INVESTMENTS JAPAN LTD.
NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT JUNE 30, 1992
(EXPRESSED IN U.S. DOLLARS)
(CONTINUED)
________
________

3. CAPITAL STOCK
Capital Stock consists of the following:
    $
    (000's)
Authorized
 61,000 shares

Class A Common Shares - Voting
(par value $1 per share)
 Issued and fully paid
  23,011 shares
Class B Common Shares - Non-voting
(par value $1 per share)
 Issued and fully paid
  12,245 shares


During the year ___ Class A and ___ Class B Common Shares were issued.
4. CONTRIBUTED SURPLUS
5. FOREIGN CURRENCY TRANSLATION ADJUSTMENT
6. RELATED PARTY TRANSACTIONS

EXHIBIT 1
The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Puritan Fund, Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund - will be inserted in each respective fund's Contract where indicated by (Name of Portfolio).
The current Contracts of the funds are substantially similar; the specific areas that will differ are the Preamble and Section 3 of this Form of Management Contract Exhibit.
FORM OF
MANAGEMENT CONTRACT
between
FIDELITY PURITAN TRUST:
(Name of Portfolio)
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] ((MODIFICATION)) made this (for Puritan: [1st day of January, 1993]); (for Balanced: [29th day of September, 1989]); (for Global
Balanced: [14th day of February 1993]); (for Low-Priced Stock: [1st day of December 1990]: __ day of ______, 1994, by and between Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter (Low-Priced Stock only: [sometimes]) called the "Adviser").
 FIDELITY BALANCED FUND, FIDELITY GLOBAL BALANCED FUND, AND FIDELITY LOW-PRICED STOCK FUND ONLY:
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract (Global Balanced: dated January 14, 1993; Low-Priced Stock: dated December 1, 1990; Balanced: modified September 29, 1989)))(( to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of August 1, 1994 or the first day of the month following approval.))
 FIDELITY PURITAN FUND ONLY:
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract [dated September 29, 1989] ((modified January 1, 1993)), to a modification of said Contract in the manner set forth below. The [Amended] ((Modified)) Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [January 1, 1993] ((August 1, 1994)) or the first day of the month following shareholder approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser (each portfolio except Global Balanced: [, at its own expense,]) shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
FOR FIDELITY PURITAN FUND, FIDELITY BALANCED FUND, AND FIDELITY GLOBAL BALANCED FUND:
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable (Each portfolio except Global Balanced) ((monthly)) as soon as practicable after the last day of each month, (Each portfolio except Global Balanced) ((composed of a Group Fee and an Individual Fund Fee)) [which shall be computed as follows].
 (Puritan only: [The fee rate shall be composed of two elements.])
 (a)[(i)]Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the (Each portfolio except Global Balanced) [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

                            $0 - 3 billion   .5200%

                            3 - 6            .4900

                            6 - 9            .4600

                            9 -12            .4300

                            12-15            .4000

                            15 -18           .3850

                            18-21            .3700

                            21 -24           .3600

                            24 -30           .3500

                            30 -36           .3450

                            36 -42           .3400

                            42 -48           .3350

                            48 -66           .3250

                            66 -84           .3200

                            84-102           .3150

(for Balanced)              [Over 102]       [.3100]

                            102-138          .3100

                            138-174          .3050

(for Global Balanced and    [Over 174]       [.3000]
    Puritan)

(All Portfolios)            ((174-228))      ((.3000))

                            ((228-282))      ((.2950))

                            ((282-336))      ((.2900))

                            ((Over 336))     ((.2850))

 (b)[(ii)]Individual (Balanced only) [Portfolio] ((Fund)) Fee Rate. The Individual Fund Fee Rate shall be (Puritan and Balanced) .20% (Global Balanced) .45%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual (Balanced only) [Portfolio] ((Fund)) Fee Rate shall constitute the Annual ((Management)) Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the (Each Portfolio except Global Balanced) ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document))) determined as of the close of business on each business day throughout the month.
 (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.)) (added for Global Balanced only)
FOR FIDELITY LOW-PRICED STOCK FUND:
 3. [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment [to the basic fee based upon the investment performance of the Portfolio in relation to] ((. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than)) the Russell 2000 Index of small capitalization stocks (the "Index"). The [computation of the] Performance Adjustment [will] ((is)) not [be] cumulative. [A positive] ((An increased)) fee [rate] will [apply] ((result)) even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a [negative] ((reduction in the)) fee [rate] will [apply] ((be made)) for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
 (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

           $0 - 3 billion   .5200%

           3 - 6            .4900

           6 - 9            .4600

           9 -12            .4300

           12-15            .4000

           15 -18           .3850

           18-21            .3700

           21 -24           .3600

           24 -30           .3500

           30 -36           .3450

           36 -42           .3400

           42 -48           .3350

           48 -66           .3250

           66 -84           .3200

           84-102           .3150

[Over]     ((102-138))      .3100

           ((138-174))      ((.3050))

           ((174-228))      ((.3000))

           ((228-282))      ((.2950))

           ((282-336))      ((.2900))

((Over))   ((336))          ((.2850))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
.35%.
 (b) ((Basic Fee.)) One-twelfth of the [annual] Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in [Article 10 of] the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee. [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
 (c) [The] Performance Adjustment ((Rate)): [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the point higher if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest percentage point))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the [first day of the first full month following shareholder approval] ((effective date)) of this Contract. During the first eleven months of the [operation of the Contract] ((performance period for the Portfolio)), there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period)), the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 (d) ((Performance Adjustment.)) One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
ALL PORTFOLIOS:
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, (for Balanced) [1990] (for Puritan and Global Balanced) [1993] (for Fidelity Low-Priced Stock Fund) [1991] ((1995)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust (all Portfolios except Global Balanced) ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.)) (added for all Portfolios except Global Balanced)

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 2
DISTRIBUTION AND SERVICE PLAN
OF FIDELITY PURITAN TRUST:
FIDELITY BALANCED FUND
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity Balanced Fund (the "Portfolio"), a series of shares of Fidelity Puritan Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is understood that the Adviser may reimburse the Distributor for these expenses from any source available to it, including management fees paid to it by the Portfolio.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until July 31, 1995, and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 3
The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Balanced Fund, Fidelity Puritan Fund, and Fidelity Low-Priced Stock Fund will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
((AND
FIDELITY PURITAN TRUST ON BEHALF OF (NAME OF PORTFOLIO)))
 AGREEMENT made this (Low-Priced Stock) [1st day of December, 1990] (Balanced and Puritan) [1st day of August, 1989] __ day of ____, 1994, by and between [Fidelity Management & Research (Far East) Inc.] ((Fidelity Management & Research Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] (("Advisor"))); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (((Far
East) Inc.)) (hereinafter called the ["Adviser"] (("Sub-Advisor"))); ((and Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").))
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Advisor is to act as investment [adviser] ((manager)) of the Portfolio; and
 WHEREAS the Sub-Advisor ((and its subsidiaries and other affiliated persons)) [has] ((have)) personnel in {Western Europe] ((various locations throughout the world and)) [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in Western Europe.] ((and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 (a) ((INVESTMENT ADVICE)): [The Sub-Adviser shall act as an investment consultant to the Adviser and] ((If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) shall furnish ((the Portfolio and)) the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
 (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 [(2)](a) ((INVESTMENT ADVISORY FEE:)) [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] ((For services provided under subparagraph (a) of paragraph 1 of this Agreement,)) the Advisor agrees to pay the Sub-Advisor a monthly ((Sub-Advisory)) Fee((. The Sub-Advisory Fee shall be)) equal to 105% of the Sub-Advisor's costs incurred in connection with [the] ((rendering the services referred to in subparagraph (a) of paragraph 1 of this)) Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser].
((The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
 (((b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
 (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3]((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]((7. Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]((9.  Duration and Termination of Agreement; Amendments:))
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, (Low-Priced Stock) [1991] (Balanced and Puritan) [1990] ((1995)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]((9)), the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Balanced Fund, Fidelity Puritan Fund, and Fidelity Low-Priced Stock Fund will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
((AND
FIDELITY PURITAN TRUST ON BEHALF OF (NAME OF PORTFOLIO)))
 AGREEMENT made this (Low-Priced Stock) [1st day of December, 1990] (Balanced and Puritan) [1st day of August, 1989] __ day of ____, 1994, by and between [Fidelity Management & Research (U.K.) Inc.] ((Fidelity Management & Research Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] (("Advisor"))); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (((U.K.) Inc.)) (hereinafter called the ["Adviser"] (("Sub-Advisor"))); ((and Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Fidelity Puritan Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Advisor is to act as investment [adviser] ((manager)) of the Portfolio; and
 WHEREAS the Sub-Advisor ((and its subsidiaries and other affiliated persons)) [has] ((have)) personnel in {Western Europe] ((various locations throughout the world and)) [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in Western Europe.] ((and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 (a) ((INVESTMENT ADVICE:)) [The Sub-Adviser shall act as an investment consultant to the Adviser and] ((If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) shall furnish ((the Portfolio and)) the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
 (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 [(2)](a) ((INVESTMENT ADVISORY FEE:)) [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] ((For services provided under subparagraph (a) of paragraph 1 of this Agreement)), the Advisor agrees to pay the Sub-Advisor a monthly ((Sub-Advisory)) Fee((. The Sub-Advisory Fee shall be)) equal to 110% of the Sub-Advisor's costs incurred in connection with [the] ((rendering the services referred to in subparagraph (a) of paragraph 1 of this)) Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser].
((The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
 (((b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
 (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3]((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]((7. Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]((9.  Duration and Termination of Agreement; Amendments:))
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, (Low-Priced Stock) [1991] (Balanced and Puritan) [1990] ((1995)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]((9)), the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 5
The following table illustrates the effect that approval of proposal 11 will have on Fidelity Balanced Fund's investment policies. Fundamental policies can be changed only with the consent of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. Please refer to the proposal itself for the details of these changes.
Current Fundamental Investment Policies
1. FMR, the fund's manager, will normally invest the fund's assets in a broad array of securities, diversified not only in terms of companies and industries, but also in terms of types of securities, including bonds and preferred stocks as well as common stocks
2. The proportions invested in each type of security change from time to time in accordance with FMR's interpretation of economic conditions and underlying security values.
3. At least 25% of the fund's total assets will always be invested in fixed-income senior securities, including debt securities and preferred stocks.
4. The fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P), although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality.
5. When, in FMR's judgment, market conditions warrant, the fund may make substantial temporary investments in high quality debt securities, commercial paper, and obligations of banks and the U.S. government for defensive purposes.
Proposed Non-Fundamental Investment Policies
1. FMR, the fund's manager, will normally invest the fund's assets in all types of domestic and foreign instruments, including common stocks, preferred stocks, and bonds.
2. The proportions invested in each type of security change from time to time in accordance with FMR's interpretation of economic conditions and underlying security values.
3. At least 25% of the fund's total assets will always be invested in fixed-income senior securities, including debt securities and preferred stocks.
4. The fund will only buy debt securities that are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P), although it may invest in unrated debt securities if they are judged by FMR to be of equivalent quality.
5. When FMR considers it appropriate for defensive purposes, it may temporarily invest substantially in money market instruments or investment grade debt securities.
EXHIBIT 6
(TO BE UPDATED)
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.

PUR-PXS-794 CUSIP #316345206/FUND #304
 CUSIP #316345404/FUND #334
 CUSIP #346345305/FUND #316
 CUSIP #316345107/FUND #004

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY BALANCED FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE




cusip #316345206/fund #304
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------




 1.  To elect the twelve nominees specified below as Trustees: J.
Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.     ___  FOR all nominees listed   ___ WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin            (except as marked to the           authority to vote

L. Mann, and Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD
AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S)       contrary)                          for all nominees.

OF THE NOMINEE(S) ON THE LINE BELOW).






 2. To ratify the selection of Coopers & Lybrand as
independent accountants of the trust.                      FOR  ___  AGAINST  ___  ABSTAIN  ___             2.

 3.  To amend the Declaration of Trust to provide
dollar-based voting rights for shareholders of the trust.  FOR  ___  AGAINST  ___  ABSTAIN  ___             3.

 4. To amend the Declaration of Trust regarding
shareholder notification of appointment of Trustees.       FOR  ___  AGAINST  ___  ABSTAIN  ___             4.

 5. To amend the Declaration of Trust to provide the fund
with the ability to invest all of its assets in another
open-end investment                                        FOR  ___  AGAINST  ___  ABSTAIN  ___             5.
company with substantially the same investment objective
and policies.

 6. To adopt a new fundamental investment policy permitting
the fund to invest all of its assets in another open-end
investment company                                         FOR  ___  AGAINST  ___  ABSTAIN  ___            6.
with substantially the same investment objective and policies.

 7. To approve a modified management contract for the fund.FOR  ___  AGAINST  ___  ABSTAIN  ___            7.

 8. To approve a Distribution and Service Plan pursuant
to Rule 12b-1 for the fund.                                FOR  ___  AGAINST  ___  ABSTAIN  ___            8.

 9.  To approve a new Sub-Advisory Agreement with FMR
Far East for the fund.                                     FOR  ___  AGAINST  ___  ABSTAIN  ___            9.

10.  To approve a new Sub-Advisory Agreement with
FMR U.K. for the fund.                                     FOR  ___  AGAINST  ___  ABSTAIN  ___           10.

11. To eliminate or amend certain fundamental
investment policies of the fund.                          FOR  ___  AGAINST  ___  ABSTAIN  ___            11.

12.  To amend the fund's fundamental investment
limitation concerning diversification.                    FOR  ___  AGAINST  ___  ABSTAIN  ___            12.

13. To amend the fund's fundamental investment
limitation concerning the issuance of senior securities.  FOR  ___  AGAINST  ___  ABSTAIN  ___            13.

14. To eliminate the fund's fundamental investment
limitation concerning short sales of securities.          FOR  ___  AGAINST  ___  ABSTAIN  ___            14.

15. To eliminate the fund's fundamental investment
limitation concerning margin purchases.                   FOR  ___  AGAINST  ___  ABSTAIN  ___            15.

16. To amend the fund's fundamental investment
limitation concerning borrowing.                          FOR  ___  AGAINST  ___  ABSTAIN  ___            16.

19. To adopt a fundamental investment limitation
concerning the purchase and sale of physical
commodities for the fund.                                 FOR  ___  AGAINST  ___  ABSTAIN  ___            19.

20. To amend the fund's fundamental investment
limitation concerning real estate.                        FOR  ___  AGAINST  ___  ABSTAIN  ___             20.

21. To amend the fund's fundamental investment
limitation concerning lending.                            FOR  ___  AGAINST  ___  ABSTAIN  ___             21.

22. To eliminate the fund's fundamental investment
limitation concerning investment in other investment
companies.                                                FOR  ___  AGAINST  ___  ABSTAIN  ___              22.


304          BAL-PXC-794





Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY LOW-PRICED STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE




cusip #316345305/fund #316
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- -------------------------------------------------------------



 1.  To elect the twelve nominees specified below as Trustees:
J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.  ___  FOR all nominees listed    ___ WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin    (except as marked to the            authority to vote for
L. Mann, and Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD
AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
NAME(S)                                                          contrary below).                    all nominees.
OF THE NOMINEE(S) ON THE LINE BELOW).






 2. To ratify the selection of Coopers & Lybrand
as independent accountants of the trust.            FOR  ___  AGAINST  ___  ABSTAIN  ___                     2.

 3. To amend the Declaration of Trust to provide
dollar-based voting rights for shareholders of
the trust.                                          FOR  ___  AGAINST  ___  ABSTAIN  ___                     3.

 4. To amend the Declaration of Trust regarding
shareholder notification of appointment of
Trustees.                                           FOR  ___  AGAINST  ___  ABSTAIN  ___                     4.

 5. To amend the Declaration of Trust to provide
the fund with the ability to invest all of its
assets in another open-end investment               FOR  ___  AGAINST  ___  ABSTAIN  ___                     5.
       company with substantially the same
investment objective and policies.

 6. To adopt a new fundamental investment policy
permitting the fund to invest all of its assets in
another open-end investment company                 FOR  ___  AGAINST  ___  ABSTAIN  ___                     6.
       with substantially the same investment
 objective and policies.

 7. To approve a modified management contract
 for the fund.                                     FOR  ___  AGAINST  ___  ABSTAIN  ___                     7.

 9.  To approve a new Sub-Advisory Agreement
with FMR Far East for the fund.                    FOR  ___  AGAINST  ___  ABSTAIN  ___                     9.

10.  To approve a new Sub-Advisory Agreement
with FMR U.K. for the fund.                        FOR  ___  AGAINST  ___  ABSTAIN  ___                     10.

12.  To amend the fund's fundamental investment
limitation concerning diversification.             FOR  ___  AGAINST  ___  ABSTAIN  ___                     12.

13. To amend the fund's fundamental investment
limitation concerning the issuance of senior
securities.                                        FOR  ___  AGAINST  ___  ABSTAIN  ___                     13.

14. To eliminate the fund's fundamental investment
limitation concerning short sales of securities.   FOR  ___  AGAINST  ___  ABSTAIN  ___                     14.

15. To eliminate the fund's fundamental investment
limitation concerning margin purchases.             FOR  ___  AGAINST  ___  ABSTAIN  ___                     15.

16. To amend the fund's fundamental investment
limitation concerning borrowing.                    FOR  ___  AGAINST  ___  ABSTAIN  ___                     16.

17. To amend the fund's fundamental investment
limitation concerning the concentration of its
investments in a single industry.                   FOR  ___  AGAINST  ___  ABSTAIN  ___                     17.

18. To amend the fund's fundamental investment
limitation concerning the purchase and sale of
physical commodities.                               FOR  ___  AGAINST  ___  ABSTAIN  ___                     18.

20. To amend the fund's fundamental investment
limitation concerning real estate.                  FOR  ___  AGAINST  ___  ABSTAIN  ___                     20.

21. To amend the fund's fundamental investment
 limitation concerning lending.                     FOR  ___  AGAINST  ___  ABSTAIN  ___                     21.


316          PUR-PXC-794





Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE




cusip #316345107/fund #004
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------



 1.  To elect the twelve nominees specified below as Trustees:
J. Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.___  FOR all nominees listed    ___ WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin   (except as marked to the            authority to vote
L. Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S)                                                contrary below).                    for all nominees
OF THE NOMINEE(S) ON THE LINE BELOW).






 2. To ratify the selection of Coopers & Lybrand
as independent accountants of the trust.                 FOR  ___  AGAINST  ___  ABSTAIN  ___                     2.

 3. To amend the Declaration of Trust to provide
dollar-based voting rights for shareholders of the trust.FOR  ___  AGAINST  ___  ABSTAIN  ___                     3.

 4. To amend the Declaration of Trust regarding
shareholder notification of appointment of Trustees.     FOR  ___  AGAINST  ___  ABSTAIN  ___                     4.

 5. To amend the Declaration of Trust to provide the
fund with the ability to invest all of its assets in
another open-end investment                              FOR  ___  AGAINST  ___  ABSTAIN  ___                     5.
       company with substantially the same investment
objective and policies.

6. To adopt a new fundamental investment policy
permitting the fund to invest all of its assets in
another open-end investment company                      FOR  ___  AGAINST  ___  ABSTAIN  ___                     6.
       with substantially the same investment objective and policies.

 7. To approve a modified management contract for the
fund.                                                   FOR  ___  AGAINST  ___  ABSTAIN  ___                     7.

 9.  To approve a new Sub-Advisory Agreement with FMR
Far East for the fund.                                 FOR  ___  AGAINST  ___  ABSTAIN  ___                     9.

10.  To approve a new Sub-Advisory Agreement with
FMR U.K. for the fund.                                 FOR  ___  AGAINST  ___  ABSTAIN  ___                    10.


004          PUR-PXC-794





Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY PURITAN TRUST: FIDELITY GLOBAL BALANCED FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY PURITAN TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE




cusip #316345404/fund #334
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------



 1.  To elect the twelve nominees specified below as Trustees: J.
Gary Burkhead, Ralph F. Cox, Phyllis Burke Davis, Richard J.          ___  FOR all nominees     ___ WITHHOLD          1.
Flynn, Edward C. Johnson 3d, E. Bradley Jones, Donald J. Kirk,
Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin       listed (except as marked to   authority to vote for
L. Mann, and Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD
AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S)     the contrary below).         all nominees.
OF THE NOMINEE(S) ON THE LINE BELOW).






 2.  To ratify the selection of Coopers & Lybrand
as independent accountants of the trust.                 FOR  ___  AGAINST  ___  ABSTAIN  ___                     2.

 3.  To amend the Declaration of Trust to provide
dollar-based voting rights for shareholders of the trust.FOR  ___  AGAINST  ___  ABSTAIN  ___                     3.

 4.  To amend the Declaration of Trust regarding
shareholder notification of appointment of Trustees.     FOR  ___  AGAINST  ___  ABSTAIN  ___                     4.

 5.  To amend the Declaration of Trust to provide the
fund with the ability to invest all of its assets in
another open-end investment                              FOR  ___  AGAINST  ___  ABSTAIN  ___                     5.
       company with substantially the same investment
objective and policies.

 6.   To adopt a new fundamental investment policy
permitting the fund to invest all of its assets in
another open-end investment company                      FOR  ___  AGAINST  ___  ABSTAIN  ___                     6.
         with substantially the same objective and
 investment policies.

7.   To approve a modified management contract for
the fund.                                                FOR  ___  AGAINST  ___  ABSTAIN  ___                     7.


334          GBL-PXC-794